UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6166 Nancy Ridge Drive

San Diego, CA 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 453-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., unless the context otherwise provides.

Item 8.01 Other Events.

On May 16, 2012, we entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies & Company, Inc. and Piper Jaffray & Co., as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale of 11,000,000 shares of our common stock, par value $0.0001 per share. The price to the public in this offering is $5.50 per share and the Underwriters have agreed to purchase the shares from us pursuant to the Underwriting Agreement at a price of $5.1975 per share. The net proceeds to us from this offering are expected to be approximately $57.1 million, after deducting underwriting discounts and commissions and other estimated offering expenses payable by us. The closing of the offering is expected to take place on or about May 21, 2012, subject to customary closing conditions. In addition, under the terms of the Underwriting Agreement, we have granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 1,650,000 shares of common stock to cover over-allotments, if any.

The Underwriting Agreement contains customary representations, warranties and agreements by us, customary conditions to closing, indemnification obligations of Arena and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The offering is being made pursuant to our effective registration statement on Form S-3ASR (Registration Statement No. 333-181434) previously filed with the Securities and Exchange Commission and a prospectus supplement thereunder. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report, and the foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.

On May 15, 2012, we issued a press release announcing that we had commenced the offering. On May 16, 2012, we issued a press release announcing that we had priced the offering. Copies of the press releases are attached as Exhibits 99.1 and 99.2 hereto, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 16, 2012, by and between Arena and Jefferies & Company, Inc. and Piper Jaffray & Co., as representatives of the several underwriters named therein

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

99.1	Press Release, dated May 15, 2012, titled “Arena Pharmaceuticals Announces Proposed Public Offering of Common Stock”

99.2	Press Release, dated May 16, 2012, titled “Arena Pharmaceuticals Prices Public Offering of Common Stock”

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about our expectations with respect to the completion, timing and size of the offering, and the expected net proceeds from the offering. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: risks associated with market conditions and the satisfaction of customary closing conditions related to the proposed offering; the timing of regulatory review is uncertain and our applications for regulatory approval of lorcaserin may not be reviewed when or as anticipated; the timing, results, influence and other impact of FDA advisory committee meetings relating to lorcaserin and other drug candidates; the FDA may not complete its review of the lorcaserin NDA resubmission by the PDUFA date; nonclinical and clinical data is voluminous and detailed, and regulatory agencies may interpret or weigh the importance of data differently and reach different conclusions than us or others, request additional information, have additional recommendations or change their guidance or requirements before or after approval; data and other information related to lorcaserin and our other research and development programs may not meet safety, efficacy or other regulatory requirements or otherwise be sufficient for regulatory review or approval; risks related to commercializing new products; unexpected or unfavorable new data; even if any of our drug candidates is approved for marketing, such approval may be subject to limitations on the indicated uses, restricted distribution methods and other limitations; our ability to obtain and defend our patents; the timing, success and cost of our research and development programs; results of clinical trials and other studies are subject to different interpretations and may not be predictive of future results; clinical trials and other studies may not proceed at the time or in the manner expected or at all; having adequate funds; risks related to relying on collaborative agreements; the timing and receipt of payments and fees, if any, from collaborators; and satisfactory resolution of litigation or other disagreements with others. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 and our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2012. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARENA PHARMACEUTICALS, INC.

Dated: May 17, 2012	By:	/s/ Steven W. Spector
Steven W. Spector Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 16, 2012, by and between Arena and Jefferies & Company, Inc. and Piper Jaffray & Co., as representatives of the several underwriters named therein

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

99.1	Press Release, dated May 15, 2012, titled “Arena Pharmaceuticals Announces Proposed Public Offering of Common Stock”

99.2	Press Release, dated May 16, 2012, titled “Arena Pharmaceuticals Prices Public Offering of Common Stock”